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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): Oct. 18, 2004

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                        0-15661                     36-0724340
 State of Other             Commission File Number            I.R.S. Employer
Jurisdiction of                                            Identification Number
 Incorporation

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.01 Regulation FD Disclosure

      The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

      On Oct. 18, 2004, the registrant issued a press release to report results for its third quarter ended Sept. 30, 2004.

      That press release, dated Oct. 18, 2004 and titled "AMCOL International Reports 23 Percent Increase in Diluted Earnings Per Share Over Prior Year Third Quarter" is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c)   The following exhibit is furnished with this document:

      Number      Exhibit
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      99.1 Press Release titled "AMCOL International Reports 23 Percent Increase in Diluted Earnings Per Share Over Prior Year Third Quarter" dated October 18, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMCOL INTERNATIONAL CORPORATION

      Date:  Oct. 18, 2004                       By: /s/ Lawrence E. Washow
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                                                     Lawrence E. Washow
                                                     President and Chief
                                                     Executive Officer